FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 11, 2003

                        Commission file number 333-07429
                                               333-07429-01

                       Remington Products Company, L.L.C.
                             Remington Capital Corp.
            (Exact name of registrant as specified in their charters)

                                                      06-1451076
                Delaware                              06-1451079
--------------------------------------                ----------------
 (State or other jurisdiction of                      (IRS Employer
incorporation or organization)                         identification Nos.)


60 Main Street, Bridgeport, Connecticut                06604
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                                                       (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (203) 367-4400
                                                     -------------



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Item 5.  Other Events

On September 11, 2003 Rayovac Corporation issued a press release, attached hereto as Exhibit 99.1, where it announced a tender offer for Remington's 11% Senior Subordinated notes.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         99.1 Press Release, dated September 11, 2003 of Rayovac Corporation
         99.2 Summary Financial Data - Remington Products Company
         99.3 Unaudited Pro Forma Condensed Consolidated Financial Data
         99.4 Selected Financial Data Remington


Item 9.  Regulation FD Disclosure

In connection with a proposed financing to be undertaken by Rayovac Corporation ("Rayovac") in connection with its proposed acquisition of Remington Products Company, L.L.C. ("Remington"), Rayovac provided certain summary condensed consolidated financial data to potential financing sources, attached hereto as Exhibits 99.2, 99.3 and 99.4. Remington is furnishing the information by setting it forth below.

As used in Exhibits 99.2, 99.3 and 99.4, "Rayovac" refers to Rayovac Corporation together with its subsidiaries, "Remington" refers to Remington Products Company L.L.C. together with its subsidiaries, "VARTA" refers to the consumer battery business of VARTA AG, and the terms "we", "us", "our" and other similar terms refer to Rayovac Corporation and its consolidated subsidiaries giving pro forma effect to the acquisition of Remington and, therefore, include Remington and its subsidiaries.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REMINGTON PRODUCTS COMPANY, L.L.C.


                                  By:               /s/ Kris J. Kelley
                                     ------------------------------------------
                                  Kris J. Kelley, Vice President and Controller

Date:  September 22, 2003